UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2013

DataJack, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31757	98-0233452
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14911 Quorum Drive, Suite 370, Dallas, Texas 75254
(Address of principal execute offices, including zip code)

(972) 361-1980
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

(i) On August 5, 2013, we dismissed RBSM LLP, our independent registered public accounting firm.

(ii) The reports of RBSM LLP, on the Company's consolidated financial statements as of and for the years ended December 31, 2012 and 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. RBSM LLP’s audit report of the Company’s financial statements for the years ended December 31, 2012 and 2011 included language expressing substantial doubt as to the Company’s ability to continue as a going concern.

(iii) Inasmuch as we do not have an Audit Committee, our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv) During the years ended December 31, 2012 and 2011and through August 5, 2013, there have been no disagreements with RBSM LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of RBSM LLP, would have caused it to make reference thereto in connection with its report on the financial statements for such years.

(v) During the years ended December 31, 2012 and 2011 and through August 5, 2013, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that RBSM LLP furnish it with a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of such letter is annexed as an exhibit hereto.

(b) Engagement of New Independent Registered Public Accounting Firm

On August 5, 2013 (the “Engagement Date”), the Company engaged Liggett, Vogt, & Webb P.A., as its independent registered public accounting firm for the Company’s Quarterly Filing for June 30, 2013 and will remain as its independent auditor for future filings. The engagement of Liggett, Vogt & Webb P.A. as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors, which performs the function of the audit committee.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Liggett, Vogt & Webb P.A. regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Liggett, Vogt & Webb P.A. concluded was an important factor to be considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(a) Exhibits.  The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter from RBSM LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DataJack, Inc.

By:	/s/ Stuart Ehrlich
Stuart Ehrlich
Chief Executive Officer
Date: August 16, 2013

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from RBSM LLP